Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of UBI Blockchain Internet, Ltd. (the “Company”) on Form 10-Q for the quarter ended February 28, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tony Liu, Chief Executive Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii)	The information contained the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.

Date: April 12, 2019

/s/ Tony Liu
Name:	Tony Liu
Title:	Chairman, Chief Executive Officer
(Principal Executive Officer)